Filed pursuant to Rule 497(e) under the Securities Act of 1933, as amended Securities Act File No. 333-141120

PEMBERWICK FUND

a series of

FUNDVANTAGE TRUST

Supplement dated November 22, 2016 to the Pemberwick Fund’s Prospectus and

Statement of Additional Information (“SAI”) dated September 1, 2016

This supplement provides new and additional information beyond that contained in the Prospectus and SAI, and should be read in conjunction with the Prospectus and SAI.

IMPORTANT ANNOUNCEMENT REGARDING

THE PEMBERWICK FUND

At a special meeting of shareholders held on November 22, 2016, shareholders of the Pemberwick Fund (the “Fund”), a series of FundVantage Trust, approved an Agreement and Plan of Reorganization (the “Plan”), which provides for: (a) the transfer of all the assets and liabilities of the Fund to the Pemberwick Fund (the “Acquiring Fund”), a newly formed series of Manager Directed Portfolios, in exchange for shares of the Acquiring Fund; (b) the distribution of the shares of the Acquiring Fund pro rata by the Fund to its shareholders in complete liquidation of the Fund (the “Reorganization”); and (c) the dissolution and termination of the Fund as a series of FundVantage. If all the requirements specified in the Plan are satisfied, the assets and liabilities of the Fund, as set forth in the Plan, will become the assets and liabilities of the Acquiring Fund and shareholders of the Fund will become shareholders of the Acquiring Fund.

It is anticipated that the Reorganization will take place in December 2016. The Acquiring Fund will commence operations upon the completion of the Reorganization, and will have the same investment objective, principal investment strategies, investment restrictions and day-to-day portfolio management as the Fund.  The Reorganization is intended to be tax-free, meaning that the Fund’s shareholders will become shareholders of the Acquiring Fund without realizing any gain or loss for federal tax purposes.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of the Acquiring Fund.

Please retain this supplement for future reference.